FUNDX CONSERVATIVE UPGRADER FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2020 (UNAUDITED)

Shares			Value
		Investment Companies: 99.0%
		Bond Funds:
48,691		Calvert Short-Duration Income Fund - Class I	$805,356
67,652		Carillon Reams Unconstrained Bond Fund - Class I	877,442
164,991		Fidelity Capital & Income Fund	1,768,707
31,299		Guggenheim Total Return Bond Fund - Institutional Class	929,889
13,300		iShares Broad USD Investment Grade Corporate Bond ETF	824,201
5,700		iShares iBoxx $ Investment Grade Corporate Bond Fund	787,341
153,011		Metropolitan West High Yield Bond Fund - Class I	1,631,096
157,544		Osterweis Strategic Income Fund	1,788,120
15,000		SPDR Bloomberg Barclays High Yield Bond ETF	1,634,100
9,400		Vanguard Intermediate-Term Bond ETF	872,790
8,700		Vanguard Total Bond Market ETF	767,253
		Total Bond Funds 14.4%	12,686,295
		Core Funds:
10,433		Fidelity Advisor Growth Opportunities Fund - Class I	1,618,740
16,282		Fidelity Blue Chip Growth Fund	2,655,286
113,055		Invesco Summit Fund - Class Y	3,327,219
18,700		iShares Edge MSCI USA Momentum Factor ETF	3,016,123
25,500		iShares Russell Top 200 Growth ETF	3,392,520
81,346		Polen Growth Fund - Institutional Class	3,733,778
53,204		Transamerica Capital Growth - Class I	2,995,891
17,200		Vanguard Growth ETF	4,357,448
8,800		Vanguard Mega Cap Growth ETF	1,793,000
		Total Core Funds 30.5%	26,890,005
		Total Return Funds:
131,402		Calvert Balanced Fund - Class I	5,288,950
66,621		Columbia Balanced Fund - Class I2	3,237,798
199,937		Fidelity Advisory Balanced Fund - Class I	5,322,313
207,693		Fidelity Asset Manager 70% Fund	5,408,322
184,438		Fidelity Puritan Fund	4,799,086
77,229		Fidelity Real Estate Income Fund	909,753
223,061		George Putnam Balanced Fund - Class Y	5,027,796
190,803		Pax Sustainable Allocation Fund - Institutional Class	5,119,238
141,693		Permanent Portfolio - Class N	6,507,963
145,254		Vanguard STAR Fund - Investor Class	4,514,507
24,332		Vanguard Wellesley Income Fund - Admiral Class	1,669,893
		Total Total Return Funds 54.1%	47,805,619
		Total Investment Companies
		(Cost $75,686,424)	87,381,919
		Short-Term Investments: 0.6%
500,788		Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	500,788
		Total Short-Term Investments
		(Cost $500,788)	500,788
		Total Investments: 99.6%
		(Cost $76,187,212)	87,882,707
		Other Assets in Excess of Liabilities: 0.4%	390,620
		Net Assets: 100.0%	$88,273,327

	#	Annualized seven-day yield as of December 31, 2020.

Summary of Fair Value Disclosure
December 31, 2020 (Unaudited)

Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2020 the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds' investments as of December 31, 2020:

FundX Conservative Upgrader Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$87,381,919	$-	$-	$87,381,919
Short-Term Investments	500,788	-	-	500,788
Total Investments in Securities	$87,882,707	$-	$-	$87,882,707